                                                                    EXHIBIT 10.2

                    FOURTH AMENDMENT TO EMPLOYMENT AGREEMENT


     Reference is made to that certain Employment Agreement, dated August 6, 1991, as amended (the "Employment Agreement"), entered into between Amtech Corporation, a Texas corporation (the "Company"), and Steve M. York ("Employee").

     Employee and Company desire to amend the Employment Agreement, as follows:

1. Paragraph 4 of the Employment Agreement is amended by substituting "$175,000" for "$145,000" wherever it appears in such Paragraph.

2. Other than as set forth herein the Employment Agreement remains in full force and effect as written.

     The parties have executed this Fourth Amendment to be effective as of August 1, 1995.


                                        AMTECH CORPORATION


                                        By:   /s/ G. Russell Mortenson
                                             ----------------------------------
                                             G. Russell Mortenson
                                             President and Chief
                                             Executive Officer

                                        Date:     August 1, 1995
                                             ----------------------------------



                                        EMPLOYEE:


                                         /s/ Steve M. York
                                         --------------------------------------
                                         Steve M. York


                                         Date:     August 1, 1995
                                              ---------------------------------